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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549



                                  FORM 8-K


                          Current Report Pursuant
                       to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported)   September 11, 2001
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                               KINETEK, INC.
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           (Exact Name of Registrant as Specified in its Charter)



                                  Delaware
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               (State or Other Jurisdiction of Incorporation)


        333-19257                                      36-4109641
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  (Commission File Number)                 (I.R.S. Employer Identification No.)


1751 Lake Cook Road, Suite 550, Deerfield, Illinois                    60015
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  (Address of Principal Executive Offices)                           (Zip Code)


                               (847) 945-5591
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            (Registrant's Telephone Number, Including Area Code)


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       (Former Name or Former Address, if Changed Since Last Report)









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

Item 5.  Other Events.

         Kinetek, Inc. announced the signing of a memorandum of understanding with De Sheng Electric Motor Co. Ltd. for Kinetek's purchase of 80% of De Sheng. A copy of the press release announcing the event is included as an exhibit to this report and is incorporated herein by reference.

Item 7.   Financial Statements and Exhibits.

         (c)  Exhibits.

         Exhibit No.       Document Description
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         99.1              Press Release dated September 11, 2001


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                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       KINETEK, INC.



Dated: September 19, 2001              By:    /s/ Daniel D. Drury
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                                             Daniel D. Drury
                                             Chief Financial Officer